UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 11, 2006

Security With Advanced Technology, Inc.
(Exact name of registrant as specified in charter)

Colorado
(State or other jurisdiction of incorporation)

001-32566 (Commission File Number)	20-1978398 (IRS Employer Identification No.)

489 N. Denver Avenue, Loveland, CO 80537
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (970) 461-0071

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into Material Definitive Agreement.

         Effective October 11, 2006, Security With Advanced Technology, Inc., (the “Registrant”) amended the employment agreement with Matthew Siemens (“Employee”) to change Employee’s position from Executive Vice President, an executive officer of the corporation, to Vice President — Sales and Marketing, a non-officer employee. No other provisions of the employment contract were revised.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        See item 1.01 of this Form 8-K.

Item 7.01    Regulation FD Disclosure.

        See item 1.01 of this Form 8-K.

Item 9.01   Financial Statements and Exhibits.

Exhibit Number	Description

10.1	First Amendment to Employment Agreement with Matthew Siemens

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2006	Security With Advanced Technology, Inc. Signature: /s/ Thomas R. Marinelli Name: Thomas R. Marinelli Title: Chief Executive Officer